EXHIBIT 23.4


                         CONSENT OF JOHN P. MARGARITIS


     The undersigned hereby consents to being named in the Registration Statement on Form S-1 of GKN Holding Corp. ("Registrant") as a nominee director of the Registrant.



Dated:  June 3, 1996                      /s/ John P. Margaritis
                                          ----------------------
                                              John P. Margaritis